Note 9 - Goodwill	12 Months Ended
Dec. 31, 2025
Notes to Financial Statements
Goodwill Disclosure [Text Block]
9.	Goodwill

	FirstService	FirstService
	Residential	Brands	Consolidated

Balance, December 31, 2023	$320,318	859,507	1,179,825
Goodwill acquired during the year	20,839	182,145	202,984
Other items	(1,603)	16,528	14,925
Foreign exchange	(1,687)	(664)	(2,351)
Balance, December 31, 2024	337,867	1,057,516	1,395,383
Goodwill acquired during the year	11,100	90,865	101,965
Other items	-	2,657	2,657
Foreign exchange	1,069	376	1,445
Balance, December 31, 2025	$350,036	$1,151,414	$1,501,450

Based on the quantitative annual impairment assessment performed as of August 1, 2025, the Company concluded that the reporting units were not impaired. Management applied significant judgement in estimating the fair values of the Company’s reporting units, which included selecting significant assumptions relating to the market multiples of EBITDA, and EBITDA, where applicable.

Subsequent to the annual impairment assessment, the Company performed an interim goodwill impairment assessment during the fourth quarter of 2025 on one of the reporting units within the FirstService Brands segment primarily as a result of continued declining organic revenue (revenue exclusive of revenue from acquisitions for a period of twelve months following their acquisition). As of December 31, 2025, total goodwill attributable to this reporting unit was $363,466. As a result of this assessment, the Company determined that no impairment existed for the reporting unit. Testing indicated that the fair value for the reporting unit exceeded its carrying value by less than 5%. If all other assumptions remain constant, a 0.5 decrease in the multiple used would decrease the fair value by approximately 5%, and a 3% decrease in EBITDA would decrease the fair value by approximately 3%.